                                                                    EXHIBIT 99.1




                              CARROLL GEORGE, INC.

                              FINANCIAL STATEMENTS


                           SEPTEMBER 30, 1997 AND 1996

                              CARROLL GEORGE, INC.
                                TABLE OF CONTENTS
                               SEPTEMBER 30, 1997

                                                                           Page
                                                                           ----

Independent Auditors' Report                                                  1
Financial Statements
         Balance Sheet                                                      2-3
         Statement of Income and Retained Earnings                            4
         Statement of Cash Flows                                            5-6
         Notes to Financial Statements                                     7-13

                          INDEPENDENT AUDITORS' REPORT


To the Board of Directors
Carroll George, Inc.
Northwood, Iowa  50459

We have audited the accompanying balance sheets of Carroll George, Inc. as of September 30, 1997 and 1996, and the related statements of income and retained earnings and cash flows for the years then ended. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Carroll George, Inc. as of September 30, 1997 and 1996, and the results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles.



Bertram Cooper & Co, L.L.P.
-----------------------------------------
Certified Public Accountants



Albert Lea, MN  56007
November 11, 1997

                              CARROLL GEORGE, INC.
                                  BALANCE SHEET
                           SEPTEMBER 30, 1997 AND 1996

              ASSETS

                                                           1997         1996
                                                       ----------   ----------
CURRENT ASSETS
     Cash                                              $   50,616   $  240,993
     Accounts receivable -  trade                       2,736,132    2,144,414
     Other miscellaneous receivables                          640          446
     Inventories - at lower of cost (FIFO) or market    2,724,092    2,004,203
     Prepaid expense                                        3,278       19,427
     Deferred income taxes                                 69,326       58,246
                                                       ----------   ----------

           Total current assets                         5,584,084    4,467,729
                                                       ----------   ----------

PROPERTY, PLANT AND EQUIPMENT
     Land                                                  26,422       26,422
     Building                                           1,790,098    1,664,039
     Plant equipment                                    3,503,373    2,930,085
     Computer equipment and software                      394,198      303,864
     Office furniture and equipment                       108,660       90,956
     Trucks and trailers                                   30,904       42,597
                                                       ----------   ----------
           Total property, plant and equipment          5,853,655    5,057,963
     Less accumulated depreciation                      2,106,898    1,760,348
                                                       ----------   ----------

           Net property, plant and equipment            3,746,757    3,297,615
                                                       ----------   ----------

OTHER ASSETS
     Cash surrender and annuity value of
            officers life insurance                        80,888       75,558
     Patronage equities                                     1,339        1,339
     Investment                                              --            450
                                                       ----------   ----------
           Total other assets                              82,227       77,347
                                                       ----------   ----------


Total assets                                           $9,413,068   $7,842,691
                                                       ==========   ==========


               LIABILITIES AND STOCKHOLDERS' EQUITY

                                                                                      1997         1996
                                                                                   ----------   ----------
CURRENT LIABILITIES
     Note payable - bank                                                           $  570,500   $  420,500
     Current portion of long-term debt                                                382,411      278,294
     Accounts payable                                                               1,709,876    1,510,927
     Accrued wages and commissions                                                    401,304      295,893
     Accrued payroll taxes                                                            107,000       77,924
     Accrued interest                                                                  10,259        3,961
     Other liabilities                                                                 14,653       12,801
     Accrued income taxes                                                             118,701      114,892
                                                                                   ----------   ----------

           Total current liabilities                                                3,314,704    2,715,192
                                                                                   ----------   ----------

LONG-TERM DEBT - NET OF CURRENT PORTION                                             1,024,613      781,335
                                                                                   ----------   ----------

DEFERRED INCOME TAXES                                                                 369,241      311,395
                                                                                   ----------   ----------

STOCKHOLDERS' EQUITY
     Common stock - no par value - stated value $12.50 per share - 25,000 shares authorized - 9,062 shares issued of which 1,638 and 1,638 were held in
      treasury at September 30, 1997 and 1996, respectfully                           113,275      113,275
     Paid in surplus                                                                   36,420       36,420
     Retained earnings                                                              4,597,815    3,928,074
                                                                                   ----------   ----------

           Total                                                                    4,747,510    4,077,769

     Less treasury stock - at cost                                                     43,000       43,000
                                                                                   ----------   ----------

           Total stockholders' equity                                               4,704,510    4,034,769
                                                                                   ----------   ----------



Total liabilities and stockholders' equity                                         $9,413,068   $7,842,691
                                                                                   ==========   ==========


         The accompanying notes are an integral part of this statement.

                             CARROLL GEORGE, INC.
                  STATEMENT OF INCOME AND RETAINED EARNINGS
                   YEARS ENDED SEPTEMBER 30, 1997 AND 1996

                                        1997                       1996
                                     -------------------------   -------------------------
                                                    Percent                      Percent
                                       Amount       to Sales       Amount        to Sales
                                     -----------   -----------   -----------   -----------

NET SALES                            $22,838,649       100.0 %   $17,892,853       100.0 %
                                     -----------   -----------   -----------   -----------

COST OF GOODS SOLD

     Inventories - beginning           2,004,203           8.8     1,920,768          10.7

     Purchases                        12,289,322          53.8     9,548,481          53.4
                                     -----------   -----------   -----------   -----------
     Total                            14,293,525          62.6    11,469,249          64.1

     Less inventory - ending           2,724,092          11.9     2,004,203          11.2
                                     -----------   -----------   -----------   -----------
     Cost of material                 11,569,433          50.7     9,465,046          52.9

     Direct labor                      3,786,207          16.6     2,682,555          15.0

     Indirect labor                    1,200,624           5.3       859,355           4.8

     Direct manufacturing expense      2,387,422          10.5     1,857,375          10.4
                                     -----------   -----------   -----------   -----------
          Total cost of goods sold    18,943,686          83.1    14,864,331          83.1
                                     -----------   -----------   -----------   -----------
GROSS PROFIT                           3,894,963          16.9     3,028,522          16.9
                                     -----------   -----------   -----------   -----------

EXPENSES

     Material control                    163,118           0.7       108,010           0.6

     Trucking and shipping                55,770           0.2        72,919           0.4

     Engineering                         490,702           2.1       398,824           2.2

     Executive                           838,784           3.7       741,437           4.1

     Selling                             719,082           3.1       534,586           3.0

     Administrative                      383,820           1.7       254,529           1.4

     Interest expense                    198,439           0.9       162,060           0.9
                                     -----------   -----------   -----------   -----------
          Total expenses               2,849,715          12.4     2,272,365          12.6
                                     -----------   -----------   -----------   -----------

INCOME BEFORE INCOME TAX               1,045,248           4.5       756,157           4.3


INCOME TAX                               375,507           1.6       280,984           1.6
                                     -----------   -----------   -----------   -----------

NET INCOME                               669,741         2.9 %       475,173         2.7 %
                                                   ===========                 ===========

RETAINED EARNINGS -

     Beginning of year                 3,928,074                   3,452,901
                                     -----------                 -----------

RETAINED EARNINGS -

     End of year                     $ 4,597,815                 $ 3,928,074
                                     ===========                 ===========




         The accompanying notes are an integral part of this statement.
                                        4

                              CARROLL GEORGE, INC.
                             STATEMENT OF CASH FLOWS
                     YEARS ENDED SEPTEMBER 30, 1997 AND 1996

                                                               1997           1996
                                                           ------------    ------------
CASH FLOWS FROM OPERATING ACTIVITIES
     Cash received from customers                          $ 22,244,697    $ 17,375,369
     Cash paid to suppliers and employees                   (21,607,045)    (16,223,715)
     Interest received                                           14,962          21,424
     Interest paid                                             (192,141)       (158,098)
     Income tax refunds (payments)                             (324,932)       (221,667)
                                                           ------------    ------------

     Net cash provided by  operating activities                 135,541         793,313
                                                           ------------    ------------

CASH FLOWS FROM INVESTING ACTIVITIES
     Capital expenditures                                      (819,433)       (870,417)
     Increase in value of officers life insurance                (5,330)         (5,074)
     Proceeds from sale of equipment                              1,450            --
                                                           ------------    ------------

     Net cash used in investing activities                     (823,313)       (875,491)
                                                           ------------    ------------

CASH FLOWS FROM FINANCING ACTIVITIES
     Net loans under line of credit agreement                   150,000          20,500
     Proceeds from issuance of long-term debt                   700,000         169,101
     Principal payment on long-term debt                       (352,605)       (230,894)
                                                           ------------    ------------

     Net cash provided by (used in) financing activities        497,395         (41,293)
                                                           ------------    ------------

NET DECREASE IN CASH                                           (190,377)       (123,471)

CASH - Beginning of year                                        240,993         364,464
                                                           ------------    ------------

CASH - End of Year                                         $     50,616    $    240,993
                                                           ============    ============


                                                         1997         1996
                                                       ---------    ---------

RECONCILIATION OF NET INCOME TO NET CASH
  PROVIDED BY OPERATING ACTIVITIES

     Net Income                                        $ 669,741    $ 475,173
                                                       ---------    ---------

     Adjustments to reconcile net income to net cash
        provided by operating activities
        Depreciation                                     367,290      301,980
        Loss on disposition of equipment                   1,551         --
        Increase in accounts receivable                 (591,718)    (517,484)
        Increase in other miscellaneous receivables         (194)        (151)
        Increase in inventories                         (719,889)     (83,435)
        Decrease in prepaid expenses                      16,149        9,662
        Increase in deferred income tax asset            (11,080)      (3,345)
        Increase in patronage equities                      --            (66)
        Decrease in investment                               450         --
        Increase in accounts payable                     198,949      475,146
        Increase in accrued wages and commissions        105,411       58,326
        Increase in accrued payroll taxes                 29,076       10,383
        Increase in accrued interest                       6,298        3,961
        Increase in other liabilities                      1,852          501
        Increase in accrued income taxes                   3,809        2,705
        Increase in deferred income tax liability         57,846       59,957
                                                       ---------    ---------

     Total adjustments                                  (534,200)     318,140
                                                       ---------    ---------
NET CASH PROVIDED BY
     OPERATING ACTIVITIES                              $ 135,541    $ 793,313
                                                       =========    =========






         The accompanying notes are an integral part of this statement.
                                        6

                              CARROLL GEORGE, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           SEPTEMBER 30, 1997 AND 1996


A.       Summary of Significant Accounting Policies

         Nature of Business

         The corporation manufactures upholstered parts and other finished products from polyurethane foam plastic and similar material. It sells these manufactured products to the farm machinery, industrial equipment and transportation industries throughout the United States, Canada, Mexico, Japan and Europe. The Company provides credit in the normal course of business to customers primarily located within the United States. The Company performs ongoing credit evaluations of its customers and maintains allowances for doubtful accounts based on factors surrounding the credit risk of specific customers, historical trends, and other information. Credit losses, when realized, have been within the range of the Company's expectations and, historically, have not been significant. It is management's opinion that no significant amounts of uncollectible accounts remain at September 30, 1997 and 1996.

         Concentrations of Credit Risk

         The Company grants credit to it's customers based on ongoing credit evaluation of its customers' financial condition and, generally, requires no collateral from its customers.

         The Company has temporary cash investments with a financial institution in excess of the federally insured limit.

         Sales to Major Customers

         Sales of 10% or more of total revenue were made to three customers for 1997 and two customers for 1996. They totaled approximately $18,140,000 for 1997 and $11,111,000 for 1996.

         Property and Equipment

         Property and equipment are carried at cost. Depreciation of property and equipment is provided using straight-line and accelerated methods for financial reporting purposes at rates based on the following estimated useful lives:

                                                                    Years
                                                                    -----
                      Building                                      10-39
                      Plant equipment                                 10
                      Office furniture and equipment                 5-10
                      Trucks and trailers                            5-10

         For income tax purposes, depreciation is computed using the straight-line and the accelerated cost recovery system and the modified accelerated cost recovery system. Expenditures for major renewals and betterments that extend the useful lives of property and equipment are capitalized. Expenditures for maintenance and repairs are charged to expense as incurred.


         Income Taxes

         The company provides deferred taxes for temporary differences between tax and financial reporting of depreciation, Internal Revenue Code
         Section 263A inventory costs and accrued vacation pay.


         Use of Estimates

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.


         Cash and Cash Equivalents

         For purposes of the statement of cash flows, the Company considers all short-term debt securities purchased with a maturity of three months or less to be cash equivalents. The Company had no cash equivalents as of September 30, 1997 and 1996.

         Reclassifications

         Certain amounts for the fiscal year ended September 30, 1996 have been reclassified to conform with the September 30, 1997 fiscal year presentation.

B.       Inventories

         Inventories are composed of the following at September 30:

                                                    1997                  1996
                                                 ----------           ----------

Raw material                                     $2,012,973           $1,415,658
Work in process                                     546,643              354,119
Finished goods                                      164,476              234,426
                                                 ----------           ----------


                                                 $2,724,092           $2,004,203
                                                 ==========           ==========

C.       Officer's Life Insurance

         The Company is the beneficiary of several life insurance policies on the life of Gary L. George as follows:

                                                           Cash Surrender and
                                                              Annuity Value
       Name of                              Face Amount   ----------------------
   Insurance Company                        of Policy       1997           1996
-----------------------------               ---------     --------      --------
Life Investors Insurance
  Company of America                        $ 71,800      $ 32,605      $ 30,117
Connecticut General                          100,000        22,499        20,615
New York Life
  Insurance Company                           50,000        25,784        24,826
                                            --------      --------      --------

                                            $221,800      $ 80,888      $ 75,558
                                            ========      ========      ========

D.       Accumulated Depreciation

         This amount is detailed as follows at September 30:


                                                        1997             1996
                                                     ----------       ----------

Building                                             $  529,818       $  483,177
Plant equipment                                       1,289,858        1,017,325
Computer equipment and software                         202,064          164,018
Office furniture and equipment                           65,583           58,298
Trucks and trailers                                      19,575           37,530
                                                     ----------       ----------

                                                     $2,106,898       $1,760,348
                                                     ==========       ==========

E. Note Payable - Bank

   The Company has a $1,000,000 revolving line of credit with Norwest Bank under a note dated January 13, 1997, due on demand. The interest rate is 1.5% over the base rate at Norwest Bank, adjusted monthly, and is currently 10.0%. Collateral consists of accounts receivable, inventory, equipment, general intangibles and a guaranty of the majority stockholder. Amounts outstanding under this line of credit were $570,500 and $420,500 at September 30, 1997 and 1996, respectively.

G. Long-Term Debt



   Long-term debt consists of the following:                                       1997                  1996
                                                                                -----------       ----------------
   Note dated May 25, 1989, payable to Norwest Bank with a variable interest rate of 1.75% over Norwest National Association prime. The current interest rate is 10.25%. Payments are $4,100 monthly including interest until October
   1, 1999.  The note is collateralized by real estate.                          $  7,599      $          53,407

   Note dated February 3, 1995, payable to Norwest Bank with a variable interest rate of 1.5% over Norwest National Association prime. The current interest rate is 10.0%. Payments are $10,900 monthly including interest until January
   15, 2000. The note is collateralized by accounts receivable, inventory,
   equipment, general intangibles and a guaranty of the majority stockholder.     267,711                366,247

   Note dated February 3, 1995, payable to Norwest Bank with a variable interest rate of 1.5% over Norwest National Association prime. The current interest rate is 10.0%. Payments are $12,000 monthly including interest until August
   15, 2000. The note is collateralized by accounts receivable, inventory,
   equipment, general intangibles and a guaranty of the majority stockholder.     384,779                484,728

   Note dated April 23, 1996, payable to Norwest Bank with a variable interest rate of 1.5% over Norwest National Association prime. The current interest rate is 10.0%. Payments are $3,170 monthly including interest until March 20,
   2001. The note is collateralized by accounts receivable, inventory,
   equipment, general intangibles and a guaranty of the majority stockholder.     114,959                140,088


   Note dated January 13, 1997, payable to Norwest Bank with a variable interest rate of 1.5% over Norwest

   National Association prime.  The current interest rate
   is 9.75%.  Payments are $14,700 monthly including
   interest until January 13, 2002.  The note is collateralized by accounts receivable, inventory, equipment, general
   intangibles and a guaranty of the majority stockholder.                         623,045               -

   Capitalized lease payable to IBM Credit Corporation with interest at
   6.23% due in monthly installments of $583, including interest until
   February, 1999, collateralized by computer equipment and software                 8,931           15,159
                                                                           ---------------     ------------
                                                                                 1,407,024        1,059,629
   Less current portion                                                           (382,411)        (278,294)
                                                                           ---------------     ------------
   Long-term debt                                                          $     1,024,613     $    781,335
                                                                           ===============     ============


   The credit agreement with the Norwest Bank places certain restrictions on the Company. Included is a prohibition on payment of dividends and maintaining a
   1.0 to 1.0 ratio of net profit plus depreciation to current maturities of long term debt and a ratio of 1.2 total liabilities to net worth.

   Maturities of long-term debt are as follows:


                Year ended September 30,
                ------------------------
                         1998                                              $       382,411
                         1999                                                      408,713
                         2000                                                      371,478
                         2001                                                      184,409
                         2002                                                       60,013
                                                                           ---------------
                                                                           $     1,407,024
                                                                           ===============

H. Capitalized Lease
   The Company has acquired computer equipment and software under a lease that is considered to be financed and thereby capitalized. The following is a summary of the capitalized lease information at September 30:


                                                                                  1997                 1996
                                                                           ---------------     ----------------

        Assets recorded as capitalized leases                              $        19,101     $           19,101

        Less accumulated depreciation                                                4,435                  1,705
                                                                           ----------------    ------------------

        Leased assets - net                                                $        14,666     $           17,396
                                                                           ================    ==================

                                       11

         The charge against income resulting from depreciation of assets recorded under capitalized leases is included with depreciation expense on the Company's operating statement.

         Future minimum lease payments, stated net of imputed interest costs, for the balance of the lease term are as follows:

                         Year ended
                        September 30,
         --------------------------------------------
                            1998                                         $           6,996
                            1999                                                     2,333
                                                                        ------------------
                                                                                     9,329

         Less imputed interest                                                        (398)
                                                                        ------------------
                   Present value of lease obligations                                8,931
         Less current portion                                                       (6,627)
                                                                        ------------------
         Long - term portion                                             $           2,304
                                                                        ==================



I.       Income Taxes

         The components for income tax expense consist of the following at September 30:

                                                                                 1997                  1996
                                                                            --------------        ---------------

         Taxes currently payable                                         $         328,741     $          224,372
         Deferred taxes                                                             46,766                 56,612
                                                                        ------------------     ------------------

                                                                         $         375,507     $          280,984
                                                                        ==================    ===================


         The net deferred tax benefit in the accompanying balance sheet includes the following amounts of deferred tax assets and liabilities at September 30:

                                                                                 1997                  1996
                                                                            --------------       ----------------
         Deferred tax liability                                          $         369,241     $          311,395
         Deferred tax assets                                                        69,326                 58,246
                                                                        ------------------    -------------------

                                                                         $         299,915     $          253,149
                                                                        ==================    ===================

         The deferred tax liability results from the use of accelerated methods of depreciation of property and equipment. The deferred tax asset results from accrued vacation pay for financial reporting but not deductible for tax purposes until paid.

J.       Related Party Transactions

         A steel building is leased from a major shareholder and President of the corporation as explained in Note K.

K.       Operating Leases

         The Company is obligated under the following lease agreements:

         Supplies, Inc. - $700 per month on a month-to-month basis for rent of a steel building used for a warehouse. Supplies, Inc. is owned by Gary George, a major shareholder and President of this corporation.

         Annual rentals paid were $8,400 and $8,400 for the years ended September 30, 1997 and 1996, respectively.

         Worth County Fair Board - $700 per month on a month-to-month basis for rent of fairground buildings used for warehouse space.

         Xerox Corporation - $126 per month for three years through May, 1998, for lease of a copier.

         The following is a schedule by years of minimum future rentals on noncancelable operating leases as of September 30, 1997:



                                    1998                    $            1,008
                                                            ==================


L. A ten year comparison of operating results is outlined below:

                                                                               Earnings
                         Fiscal Year                      Percent            Per Average            Book Value
                            Ended                            of                 Share                Per Share
                          Sept. 30                       Net Sales           Outstanding            Outstanding
         --------------------------------------------   -------------       ---------------       ----------------


                            1997                                 2.9 %  $            90.21     $           633.69
                            1996                                 2.7                 64.00                 543.47
                            1995                                 2.2                 43.29                 479.47
                            1994                                 0.7                 11.73                 413.80
                            1993                                 2.6                 36.19                 402.06
                            1992                                 4.6                 61.14                 365.87
                            1991                                 3.7                 41.07                 312.47
                            1990                                 6.3                 77.08                 271.40
                            1989                                 7.4                 73.50                 194.31
                            1988                                 7.6                 50.75                 120.81

                                                                  13